SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report:                                             26-Aug-02

New Century Mortgage Securities, Inc.

(AS DEPOSITOR UNDER THE POOLING AND SERVICING AGREEMENT,
DATED AS OF FEBRUARY 1, 2002, PROVIDING FOR THE ISSUANCE OF
ASSET BACKED PASS-THROUGH CERTIFICATES,
SERIES 2002-1)

New Century Home Equity Loan Turst, Series 2002-1
(Exact name of registrant as specified in its charter)

Delaware                                           333-72880
(State or Other                                    (Commission
Jurisdiction of                                    File Number)
Incorporation)

33-0852169
(I.R.S. Employer
Identification
Number)

18400 Von Karman, Suite 1000
Irvine, CA                                                      92612
(Address of Principal                                     (Zip Code)
Executive Offices)

Registrant's telephone number: (949) 863-7243

Item 5.  Other Events

             On     26-Aug-02    a scheduled distribution was made
from the trust to holders of the certificates. The Trustee has caused to be filed with the commission, the Monthly Report dated
25-Mar-02       The Monthly Report is filed pursuant
to and in accordance with (1) numerous no-action letters
(2) current Commission policy in the area.

A.              Monthly Report Information:
                See Exhibit No.1

B.              Have any deficiencies occurred?   NO.
                                 Date:
                                 Amount:

C.              Item 1: Legal Proceedings:         NONE

D.              Item 2: Changes in Securities:     NONE

E.Item 4: Submission of Matters to a Vote of Certificateholders:  NONE

F.              Item 5: Other Information - Form 10-Q, Part II -
                Items 1,2,4,5 if applicable:  NOT APPLICABLE

Item 7. Monthly Statements and Exhibits

                Exhibit No.

1. Monthly Distrib Rep dated:                               26-Aug-02

NEW CENTURY HOME EQUITY LOAN TRUST
ASSET BACKED PASS-THROUGH CERTIFICATES
SERIES 2002-1

STATEMENT TO CERTIFICATEHOLDERS

Distribution Date:                                          08/26/02

                    Beginning
                   Certificate
Class                  Bal              Prin
A               154,334,174.93   2,626,562.27
M-1             12,415,000.00    0.00
M-2             11,423,000.00    0.00
M-3             9,435,000.00     0.00
M-4             497,000.00       0.00
CE              3,972,995.79     0.00
P               100.00           0.00
Total           192,077,270.72   2,626,562.27

                                       Ending
                                    Certificate
Class                Losses             Bal
A               0.00             151,707,612.66
M-1             0.00             12,415,000.00
M-2             0.00             11,423,000.00
M-3             0.00             9,435,000.00
M-4             0.00             497,000.00
CE              0.00             3,972,995.79
P               0.00             100.00
Total           0.00             189,450,708.45

                                                        Current
                                                      Pass-Through
Class                 Cusip             Int             Int Rate
A                   64352VCC3    295,893.60        2.15688%
M-1                 64352VCD1    29,099.44         2.63688%
M-2                 64352VCE9    32,866.56         3.23688%
M-3                 64352VCF6    32,178.63         3.83688%
M-4                 64352VCG4    1,849.67          4.18688%
CE                  6435299A0    910,222.76        5.68660%
P                   6435299B8    55,913.08         NA
Total                            1,358,023.74



AMOUNTS PER $1,000 UNIT

Class                 Prin              Int              Total
A               16.324089        1.838979          18.16307
M-1             0.000000         2.343894          2.34389
M-2             0.000000         2.877227          2.87723
M-3             0.000000         3.410560          3.41056
M-4             0.000000         3.721670          3.72167
CE              0.000000         229.102372        229.10237
P               0.000000         559130.800000     559130.80000


                                       Ending
                                    Certificate
Class                Losses             Bal
A               0.000000         942.863081
M-1             0.000000         1000.000000
M-2             0.000000         1000.000000
M-3             0.000000         1000.000000
IO              0.000000         1000.000000
CE              0.000000         1000.000000
P               0.000000         1000.000000


MASTER SERVICER COMPENSATION                                         80,032

P&I ADVANCES
Total Advances                                             1,275,131
*P&I Advances are on Loans Delinquent on the Determiniation Date.

BALANCES AS OF:                             8/26/02
Stated Prin Bal of Mtge Loans (excluding REOs)           188,700,077
Stated Prin Bal of REO Properties                            750,631

MORTGAGE LOAN
  CHARACTERISTICS                         Beginning            Ending
Number of Loans                                 570               563
Agg Prin Balance                         192,077,27        189,450,708

Wghtd Avg Rem Term to Maturity                                             353
Beg Wghtd Avge Mortgage Rate                                   8.651%

DELINQ INFORMATION                     Unpaid Prin       Stated Prin
                Number                         Bal               Bal
30-59 days      9                        1,888,129         1,885,245
60-89           4                        1,318,761         1,315,855
90+             3                          693,081           690,176
Fcls            20                       4,641,420         4,630,415
Bankruptcies    2                          521,471           520,154
Bkcy 60+ Delq   2                          521,471           520,154
*Note:  In accordance with the Master Servicer,
           the Delq Info relates to the Prepayment Period.

Total Book Value of REO Properties:                          772,716


Aggregate Amount of Principal Prepayments
Curtailments                                11,206
Payments in Full                         2,493,616
 Liquidation Proceeds                            0
Total                                    2,504,822

Prepayment Charges                          55,913
REO Principal Amortization                     334



Realized Losses that were incurred during the related Prepayment Period
Total Realized Losses                            0
Which Include:
Bankruptcy Losses                                0
Cumulative Realized Losses                       0

Extraordinary Trust Fund Expenses withdrawn from the Collection
Account or Distribution Account that caused a reduction of the
Available Distribution Amount:                     0

CERTIFICATE FACTOR
                      Certificate
                           Factor
Class A                  0.942863
Class M-1                1.000000
Class M-2                1.000000
Class M-3                1.000000
Class M-4                1.000000
Class CE                 0.953719


INTEREST DISTRIBUTION AMOUNTS


                         Interest         Interest
                     Distribution     Carry Forward
Class                      Amount            Amount
A                        295,894                 0
M-1                       29,099                 0
M-2                       32,867                 0
M-3                       32,179                 0
M-4                        1,850                 0
CE                       910,223                 NA
TOTAL                  1,302,111                 0

                Reduction from the Allocation of:
                                         Prepayment        Relief Act
                         Realized          Interest          Interest
Class                      Losses        Shortfalls        Shortfalls
A                              0                 0                 0
M-1                            0                 0                 0
M-2                            0                 0                 0
M-3                            0                 0                 0
M-4                            0                 0                 0
CE                             0                 0                 0
TOTAL                          0                 0                 0


PPIS not covered by the Servicer                                   0


Relief Act Interest Shortfall                                      0

Required Overcollateralized Amount                         3,972,996
Credit Enhancement Percentage                                 19.922%

Overcollateralization Increase Amount                              0

Overcollateralization Reduction Amount                             0


AGGREGATE  LOSS  SEVERITY  %                                  42.251%

PERFORMANCE MEASURES
Net Monthly Excess Cash Flow                                 910,223

Delinquency Percentage                                         4.174%

Stepdown Date Occurrence                                           NO
Trigger Event Occurrence                                           NO

Net WAC Rate Carryover Amount
                          Current            Amount
                     Net WAC Rate           Unpaid
                     Carryforward             After
Class                      Amount     Distributions
A                              0                 0
M-1                            0                 0
M-2                            0                 0
M-3                            0                 0
M-4                            0                 0
TOTAL                          0                 0


SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

New Century Mortgage Securities, Inc.


                By: /s/ Eve Kaplan
                Name:  Eve Kaplan
                Title: Vice President
                U.S. Bank National Association

Dated:                    8/26/02